Debt	12 Months Ended
Dec. 31, 2019
Debt Disclosure [Abstract]
Debt
Debt
As of December 31, 2019 and December 31, 2018, we had the following debt amounts outstanding:

(In US$ millions)	2019	2018
External debt agreements
Term Loan B	2,607.6	2,686.4
West Vela Facility	151.0	191.3
West Polaris Facility	114.9	150.8
Tender Rig Facility	18.6	56.2
Total external debt	2,892.1	3,084.7

Term Loan B (previously the "Amended Senior Secured Credit Facilities")
Our Term Loan B facilities ("TLB") initially consisted of a term loan and a linked $100.0 million revolving credit facility. We initially borrowed $1.8 billion under the term loan on February 21, 2014 and then a further $1.1 billion on June 26, 2014. This loan is subject to a 1% per year ($29.0 million) amortization payment with the balance of the loan then being repayable in February 2021. We had $2,607.6 million outstanding on the term loan at December 31, 2019. In December 2018, $50 million was drawn on the $100 million revolving credit facility linked to the TLB. This was repaid when the facility matured in February 2019.
During the year to December 31, 2019, we paid interest of LIBOR + 6.0% on the term loan and LIBOR + 2.25% on the revolving credit facility. LIBOR is subject to a 1% floor. We also paid a commitment fee of 0.5% on any unused portion of the revolving credit facility. As set out below, we agreed to a 3.0% increase in margin on the term loan as part of an amendment to the TLB agreed in February 2018.
We have pledged the West Capella, West Aquarius, West Sirius, West Leo, West Capricorn, West Auriga and West Vencedor as collateral vessels under the TLB. The net book value of these drilling units at December 31, 2019 was $3,447.1 billion. We have also pledged substantially all the assets of our subsidiaries, which own or charter the collateral vessels as well as our investments in those companies.
West Vela facility (previously the "$1,450 million Senior Secured Credit Facility")
The West Vela facility consists of a term loan with four tranches. We initially incurred the liability to repay $443 million under this term loan when we acquired the West Vela from Seadrill in November 2014. The loan is subject to amortization payments of $40.3 million per year. We made a prepayment of $46.7 million in August 2017 and further prepayments of $11.8 million in February 2018 and $11.9 million in August 2018. The $120.8 million balloon payment is due in October 2020. We had $151.0 million outstanding on this loan at December 31, 2019.
We pay interest on the term loan at LIBOR plus a margin of between 3.35% and 4%, inclusive of guarantee fees, depending on the tranche.
We have pledged the West Vela as a collateral vessel under this facility. The net book value of the West Vela was $671.8 million at December 31, 2019. We have also pledged substantially all the assets of our subsidiaries which own and operate the West Vela, as well as our investments in those companies.
West Polaris facility (previously the $420 million West Polaris Facility)
The West Polaris facility consists of a term loan and a linked revolving credit facility. We initially incurred the liability to repay $226 million under this term loan and $100 million under the revolving credit facility when we acquired the West Polaris from Seadrill in June 2015. The loan is subject to amortization payments of $36 million per year. We made a prepayment of $37.4 million in August 2017 and further prepayments of $9.4 million in February 2018 and August 2018. The $93.8 million balloon payment is due in July 2020. We had $114.9 million outstanding on this facility at December 31, 2019.
We pay interest on the term loan and revolving credit facility at LIBOR plus a margin of 3.25%. We also pay a commitment fee of 1.3% on any unused portion of the revolving credit facility.
We have pledged the West Polaris as a collateral vessel under this facility. The net book value of the West Polaris was $502.5 million at December 31, 2019. We have also pledged substantially all the assets of our subsidiaries which own and operate the West Polaris, as well as our investments in those companies.
Tender rig facility (previously the $440 million Rig Financing Agreement)
The Tender Rig facility consists of two term loans. We initially borrowed $100.5 million and $93.1 million under intercompany loans from Seadrill when we acquired the T-15 and T-16 in May 2013 and October 2013 respectively. These intercompany loans were back to back with an external debt facility Seadrill had used to finance the construction of the T-15 and T-16. In August 2017, we amended the terms of these loans so that we held the facility directly with the external lender.
We are required to make amortization payments of $19.8 million per year against this facility. We made a prepayment of $15.8 million in August 2017 when we amended the facility and paid further prepayments of $3.8 million in February 2018 and $3.7 million in August 2018. In November 2019 there was an early repayment of the entirety of the T-16 balance as explained below. The final balloon payment on the T-15 is due in April 2020. We had $18.6 million outstanding on this loan at December 31, 2019. We pay interest on these loans at LIBOR plus a margin of 4.25%.
We have pledged the T-15 and T-16 as collateral vessels under this facility. The net book value of the T-15 and T-16 were $110.0 million and $108.8 million respectively at December 31, 2019. We have also pledged substantially all the assets of our subsidiaries which own and operate the T-15, as well as our investments in the company.
The Tender Rig facility includes a "satisfactory drilling contract" covenant. As a consequence of the T-16 and T-15 not having a satisfactory drilling contract for a period of time, the facility comes due on a pro rata basis. $20.0 million of the outstanding bank debt relating to the T-16 was repaid in November 2019. The remaining $2.7 million and $15.9 million balloon payment relating to the T-15 was repaid in March and April 2020 respectively.
Debt repayments by year
The outstanding debt as of December 31, 2019 is repayable as follows:

(In US$ millions)	2019
2020	313.3
2021	2,578.8
Total external debt	2,892.1

Presentation in Consolidated Balance Sheet
We present external debt net of debt issuance costs. The below tables show how the above balances are presented in the Consolidated Balance Sheet:

	Outstanding debt as of December 31, 2019
(In $ millions)	Principal outstanding	Debt Issuance Costs	Total Debt
Debt due within twelve months	313.3	(11.9)	301.4
Long-term external debt	2,578.8	(2.0)	2,576.8
Total interest bearing debt	2,892.1	(13.9)	2,878.2

	Outstanding debt as of December 31, 2018
(In $ millions)	Principal outstanding	Debt Issuance Costs	Total Debt
Debt due within twelve months	175.1	(12.2)	162.9
Long-term external debt	2,909.6	(13.4)	2,896.2
Total interest bearing debt	3,084.7	(25.6)	3,059.1